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                                                                   EXHIBIT 10.15

                           WARRANT PURCHASE AGREEMENT



               THIS WARRANT PURCHASE AGREEMENT ("Agreement") is made as of March 23, 2000, by and between Software Technologies Corporation, a California corporation (the "Company"), and Computer Sciences Corporation, a Nevada corporation ("CSC").

               WHEREAS, the Company intends to grant a warrant to CSC, which warrant will be exercisable for shares of the Company's common stock upon the achievement of certain defined events; and

               WHEREAS, the parties hereto wish to provide for the sale and issuance of such warrant in consideration for services rendered and to be rendered to the Company by CSC as contemplated by Section 3 of the Warrant;

               NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:


        1. Issuance of the Warrant. The Company hereby sells and issues to CSC a warrant (the "Warrant") to purchase shares of the Company's common stock (collectively, the "Common Stock") as set forth therein in consideration for services rendered and to be rendered to the Company by CSC as contemplated by
Section 3 of the Warrant. The Warrant shall be in the form attached hereto as Exhibit A.

        2. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to CSC that:

                (a) Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                (b) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), and delivery of the Warrant and the Common Stock issuable upon exercise of the Warrant has been taken or will be taken prior to the Closing.

                (c) Valid Issuance of Common Stock. The Common Stock, when issued, sold, and delivered in accordance with the terms of the Warrant for the consideration expressed therein, will be duly authorized and validly issued, fully paid, and nonassessable and, based upon the representations of CSC in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

        3. Representations and Warranties of CSC. In connection with the transactions provided for herein, CSC hereby represents and warrants to the Company that:
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               3.1 Authorization. This Agreement constitutes CSC's valid and legally binding obligation, enforceable in accordance with its terms.

               3.2 Purchase Entirely for Own Account. CSC acknowledges that this Agreement is made with CSC in reliance upon CSC's representation to the Company that the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired for investment for CSC's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that CSC has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, CSC further represents that CSC does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Securities. CSC represents that it has full power and authority to enter into this Agreement.

               3.3 Disclosure of Information. CSC acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. CSC further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

               3.4 Investment Experience. CSC is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. CSC also represents it has not been organized solely for the purpose of acquiring the Securities.

               3.5 Accredited Investor. CSC is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

               3.6 Restricted Securities. CSC understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, CSC represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, and except with respect to a transfer to a CSC affiliate or successor in interest, CSC further agrees not to make any disposition of all or any portion of the Securities until either:

                        (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                        (b) (i) CSC shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, CSC shall have furnished the


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Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144(k) or pursuant to Rule 144 if the transfer is to an affiliate or successor of the transferor.

               3.8 Legend. It is understood that the Securities shall bear the following legend:

"These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged, hypothecated, or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act."

        4. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        5. Right of First Refusal.

               5.1 Right of First Refusal. Subject to Section 5.4, in the event that CSC proposes to sell, pledge or otherwise transfer to a third party (other than an affiliate of CSC) any shares of Common Stock, or any interest in such Common Stock, the Company shall have the Right of First Refusal to purchase all (or less than all) of such shares of Common Stock. If CSC desires to transfer the Common Stock, CSC shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of shares of Common Stock proposed to be transferred, the proposed transfer price, the name and address of the proposed transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by CSC and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company shall have the right to purchase all, or less than all, of the Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection 5.2 below) by delivery to CSC of a notice of exercise of the Right of First Refusal within 7 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection
5.1 shall be assignable, in whole or in part.

               5.2 Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 7 days after the date when it received the Transfer Notice, CSC may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common


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Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which CSC is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by CSC, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection 5.1 above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Common Stock was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Common Stock with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice or as may otherwise be agreed to by CSC and the Company.

               5.3 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Common Stock subject to this Section 5 or into which such Common Stock thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Common Stock subject to this Section 5.

               5.4 Termination of Right of First Refusal. The Right of First Refusal shall lapse upon the earliest to occur of (i) one year after the date of this Agreement, (ii) such time as the Company becomes obligated to file reports pursuant to the Securities Exchange Act of 1934, as amended, or (iii) the closing of a firm commitment underwritten public offering, pursuant to an effective registration statement on Form S-1 or Form SB-2 under the Act, covering the offer and sale of the Company's common stock. However, the market stand-off provision contained in the warrant attached hereto as Exhibit A shall continue to remain in full force and effect following the lapse of the right of first refusal set forth in this Section 5.

               5.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be purchased in accordance with this Section 5, then after such time the person from whom such Common Stock is to be purchased shall no longer have any rights as a holder of such Common Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Common Stock shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.



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        6. Miscellaneous.

               6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Except in accordance with the Warrant, the Warrant cannot be assigned by CSC without the express written consent of the Company, except when such assignment is to an affiliate (as such term is defined in Rule 405 under the Securities Act of 1933) of CSC.

               6.2 Arbitration.

                      (a) In the event of any dispute arising hereunder or with respect to the transactions contemplated hereby, the Company and CSC shall attempt in good faith for thirty (30) days to agree upon the rights of the respective parties with respect to such dispute. If the Company and CSC should so agree, a memorandum setting forth such agreement shall be prepared and signed by such parties and shall be binding upon such parties and each other or transferee of any of the Securities.

                      (b) If no such agreement can be reached after good faith negotiation, either the Company or CSC may, by written notice to the other, demand arbitration of the matter to be settled by arbitration conducted by three
(3) arbitrators. Within fifteen (15) days after such written notice is sent, the Company and CSC shall each select one (1) arbitrator, and the two (2) arbitrators so selected shall select a third arbitrator. The decision of the arbitrators as to the validity and amount of any claim shall be binding and conclusive upon the Company and CSC or transferee of any of the Securities.

                      (c) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction; however, the parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the rendering of any such judgment. Any such arbitration shall be held in Los Angeles County, California under the commercial rules then in effect of the American Arbitration Association.

               6.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

               6.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.



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               6.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, by delivery by confirmed facsimile or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to such party at the address set forth below, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.
               If to the Company:

               Software Technologies Corporation
               404 E. Huntington Drive
               Monrovia, CA 91016
               Attn.: Chief Executive Officer
               Facsimile:  626-471-6103

               If to CSC:

               Corporate Controller
               Computer Sciences Corporation
               2100 East Grand Avenue
               El Segundo, CA 90245
               Facsimile: 310-322-9766

               With a mandatory copy to:

               Assistant General Counsel
               Computer Sciences Corporation
               2100 East Grand Avenue
               El Segundo, CA 90245
               Facsimile: 310-640-3167



               6.7 Finder's Fee. Each party represents that it neither is or will be obligated for any finder's fee or commission in connection with this transaction. CSC agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which CSC or any of its officers, partners, employees, or representatives is responsible.

                        The Company agrees to indemnify and hold harmless CSC from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.


               6.8 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.



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               6.9 Reservation of Shares. The Company shall reserve and keep available at all times, free of preemptive rights, the full number of shares of Common Stock issuable upon exercise of the Warrant.

               6.10 Entire Agreement; Amendments and Waivers. This Agreement and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and CSC. Any waiver or amendment effected in accordance with this Section shall be binding upon CSC, each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

               6.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.




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               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            SOFTWARE TECHNOLOGIES CORPORATION


                                            By: /S/ JAMES DEMETRIADES
                                               ---------------------------------
                                               James Demetriades
                                               Chief Executive Officer

                             Address:       404 E. Huntington Drive
                                            Monrovia, CA 91016





               SIGNATURE PAGE TO SOFTWARE TECHNOLOGIES CORPORATION
                           WARRANT PURCHASE AGREEMENT


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                             COMPUTER SCIENCES CORPORATION


                             By: /s/ LEON J. LEVEL
                                ----------------------------------------------
                             Name: Leon J. Level
                                  --------------------------------------------
                             Title: Vice President and Chief Financial Officer
                                   -------------------------------------------




                       Address:



               SIGNATURE PAGE TO SOFTWARE TECHNOLOGIES CORPORATION
                           WARRANT PURCHASE AGREEMENT